UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2004

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1	The Registrant’s January 16, 2004, press release announcing its earnings results for the three- and twelve-month periods ended December 31, 2003.

Item 12.  Results of Operations and Financial Condition

On January 16, 2004, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 12.

On January 16, 2004, the Registrant issued a press release announcing its earnings results for the three- and twelve-month periods ended December 31, 2003. This press release, dated January 16, 2004, is attached as Exhibit 99.1 to this report.

ANNEX A
Fourth Quarter 2003 Review January 16, 2004 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated first quarter and full-year 2004 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; failure of the economy to continue to recover, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

2003 Review Challenging environment for growing revenue Strong growth in core deposits Significant improvement in asset quality Disciplined expense management Strong capital/dividend increase (39th yr.) Alignment of businesses around customer segments

2004 Strategic Priorities Profitably grow revenue Continue to improve asset quality Maintain expense discipline Increase shareholder value (EPA)

Financial Summary - 4Q03 EPS of $0.55 Revenue (TE) up $6 million Average core deposits up annualized 5% NPLs down $101 million Repurchased 4.0 million shares

Net Interest Income 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Net Int Inc 702 721 722 724 703 710 690 693 Net Int Margin 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 0.0373 0.0378 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Comml Loans 38081 37919 37190 36998 37027 36867 36654 36259 Consumer 25409 26009 26296 25679 25818 26162 26424 26305 Investments 8493 8651 8597 9877 10579 10905 10545 10549 72554 73424 73934 73623 73113 Net Interest Income (TE) Net Interest Margin (TE) Net Interest Income (TE) Average Earning Assets Investments Consumer Loans Commercial Loans $72,554 $73,424 $73,934 $73,623 $73,113 $ in millions

Noninterest Income 3Q03 $463 Noninterest Income 4Q03 vs. 3Q03 Investment Banking Income 16 Trust & Investment Services 8 Letter of Credit & Loan Fees 7 Dealer Trading and Derivatives (10) Net Gains from Securitizations & Sales (17) All Other - Net (1) TOTAL 3 Noninterest Income 4Q03 $466 $ in millions

Noninterest Expense $ in millions 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Non-Personnel Expense 334 512 350 367 298 304 301 313 295 316 319 319 Personnel Expense 364 346 333 335 363 361 357 355 363 372 380 379 698 858 683 702 661 665 658 668 658 688 699 698 Personnel Non-Personnel 364 345 334 335 363 361 358 354 363 371 380 379 334 513 349 367 298 304 301 314 294 317 319 319

Asset Quality 4Q02 1Q03 2Q03 3Q03 4Q03 Net C/O $186 $161 $141 $123 $123 to Average Loans 1.18% 1.04% .90% .77% .78% Nonperforming Loans $943 $904 $837 $795 $694 to EOP Loans 1.51% 1.44% 1.32% 1.27% 1.11% Nonperforming Assets $993 $968 $897 $862 $753 to EOP Loans + OREO 1.59% 1.54% 1.42% 1.37% 1.20% Allowance $1,452 $1,421 $1,405 $1,405 $1,406 to Total Loans 2.32% 2.27% 2.22% 2.24% 2.24% to Nonperforming Loans 154% 157% 168% 177% 203% $ in millions

Capital 4Q02 1Q03 2Q03 3Q03 4Q03 Tang. Equity/Tang. Assets 6.73% 6.71% 6.90% 6.94% 6.94% Tier 1 Risk-Based Capital 7.74% 7.86% 7.94% 8.23% 8.29% * Cash dividends paid $.30 $.305 $.305 $.305 $.305 (per share) Shares Repurchased 1.2 2.0 3.0 2.5 4.0 (millions) * Estimated

Improving climate for fee-based businesses Stable to improving asset quality Modest loan growth Continued focus on expenses EPS Range: 1Q04 $0.52 to $0.55 2004 F.Y $2.25 to $2.35 2004 Outlook

Appendix

Money Market Fixed Income Equity 12/31/1998 12/1/1999 12/1/2000 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Equity 37.9 39.2 37.7 34.7 35.9 32.1 35.8 34.5 31.1 25.4 27.2 25.4 26.9 28.8 31.8 Fixed Income 14.3 14.4 14.6 14.7 15.3 16.9 16.9 18.5 18.9 17.6 16.1 16.3 17.1 17.3 17.3 Money Market 18.3 19.7 21.7 22 23.2 21.2 20 19.4 20.7 19.4 18.3 19.1 19.3 18.9 19.6 Total 70.5 73.3 74 71.4 74.4 70.2 72.7 72.4 70.7 62.4 61.7 60.8 63.3 65 68.7 Assets Under Management $ in billions 18.3 19.7 21.7 22.0 23.2 21.2 20.0 19.4 20.7 19.4 18.3 19.1 19.3 18.9 19.5 14.3 14.4 14.6 14.7 15.3 16.9 16.9 18.5 18.9 17.6 16.1 16.3 17.1 17.3 17.4 37.9 39.2 37.7 34.7 35.9 32.1 35.8 34.5 31.1 25.4 27.2 25.4 26.9 28.8 31.8

Net Interest Margin (TE) 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 KEY 0.0368 0.0368 0.0368 0.0371 0.0363 0.0377 0.0385 0.0398 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 0.0373 0.0378 Peer Median S&P Regional & Diversified Bank Indices 0.0407 0.0406 0.0415 0.042 0.0412 0.0394 0.0388 0.0381 0.0362

Net Charge-Offs to Average Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 KEY 0.0084 0.0042 0.0063 0.0064 0.0066 0.0102 0.0104 0.0137 0.0132 0.0127 0.0116 0.0118 0.0104 0.009 0.0077 0.0078 Peer Median S&P Regional & Diversified Bank Indices 0.0062 0.0067 0.0064 0.0077 0.0062 0.0057 0.0057 0.006 0.0051

Net Charge-Offs to Average Loans by Loan Type Corporate & Investment Banking Consumer Banking 1Q02 0.0149 0.0105 2Q02 0.0151 0.0093 3Q02 0.0143 0.0077 4Q02 0.0132 0.0097 1Q03 0.0108 0.0097 2Q03 0.01 0.0075 3Q03 0.0073 0.0084 4Q03 0.0074 0.0083 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Consumer Commercial 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03

Allowance to Total Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 KEY 0.0153 0.0149 0.0151 0.015 0.0149 0.0185 0.0182 0.0265 0.0251 0.0241 0.0237 0.0232 0.0227 0.0222 0.0224 0.0224 Peer Median S&P Regional & Diversified Bank Indices 0.0146 0.0148 0.0148 0.0146 0.0146 0.0146 0.0148 0.0147 0.0145

Allowance to NPL 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 KEY 2.0698 1.7963 1.6909 1.54 1.4039 1.5445 1.3266 1.8429 1.6516 1.6082 1.5086 1.5398 1.5719 1.68 1.77 2.03 Peer Median S&P Regional & Diversified Bank Indices 1.9011 1.9939 1.8636 2.0114 2.0021 2.0677 1.9863 2.02 2.2

NPAs to Loans and OREO 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 KEY 0.0074 0.0078 0.0088 0.0093 0.01 0.011 0.0123 0.0141 0.0149 0.0158 0.0156 0.0161 0.0159 0.0154 0.0142 0.0137 0.012 Peer Median S&P Regional & Diversified Bank Indices 0.0096 0.0096 0.0099 0.01 0.0096 0.0085 0.0087 0.0081 0.0074

$37.7 $37.1 $37.1 $36.5 $36.4 $36.5 $36.5 $36.4 $36.1 (4)% 22.0 22.9 24.0 24.6 24.3 24.7 25.2 25.7 25.7 - 3.0 2.5 2.0 1.7 1.4 1.1 0.9 0.8 0.6 (77) 1.1 1.0 0.8 0.7 0.6 0.5 0.4 0.2 0.2 (114) 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 C&I Runoff 1.4 1.3 1.1 0.9 0.8 0.7 0.6 0.6 0.4 0 0.2 Auto Runoff 3.9 3.5 3 2.5 2 1.7 1.4 1.1 0.9 0 0.6 Consumer Loans 23.2 23.3 22 22.9 24 24.6 24.3 24.7 25.2 26.4 25.7 Commercial Loans 38.4 38.1 37.7 37.1 37.1 36.5 36.4 36.5 36.5 36.7 36.1 Total 67 66.2 63.8 63.5 63.9 63.5 62.7 62.8 63 63.1 62.6 Average Loans $ in billions % change * 4Q03 vs. 3Q03 * Annualized Commercial Consumer Auto Commercial Exit Portfolios

Commercial Portfolio - Utilization Rate * Excludes Real Estate, Leasing and Commercial Run-off Portfolios 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Outstanding 0.473 0.459 0.465 0.461 0.459 0.443 0.44 0.42 0.425 0.452 0.44 0.411 0.385 0.399 0.372 0.351

$ in billions Average Core Deposit Growth * Annualized 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 dda 8.2 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 10.6 10.9 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 11.1 11 Savings 2 1.9 1.9 1.9 2 2 2 2 2.1 2.1 2.1 Now & Mmda 12.9 13.1 13 13.4 13.2 13.3 15.1 16.8 17.7 18.4 18.8 Total 37.6 37 37.4 37.3 37 37.2 39.2 40.4 41.3 42.2 42.8 Now/MMDA $13.0 $13.4 $13.2 $13.3 $15.1 $16.8 $17.7 18.4 18.8 8% Savings 1.9 1.9 2.0 2.0 2.0 2.0 2.1 2.1 2.1 (4) CD's 13.7 13.4 13.1 12.7 12.2 11.8 11.4 11.1 11.0 (2) DDA 8.8 8.6 8.7 9.2 9.9 9.8 10.1 10.6 10.9 10 TOTAL $37.4 $37.3 $37.0 $37.2 $39.2 $40.4 $41.3 $42.2 $42.8 5% % change * 4Q03 vs. 3Q03

Strong Dividend Record 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004T Outstanding 0.64 0.72 0.76 0.84 0.94 1.04 1.12 1.18 1.2 1.22 1.24 Dividend increased 39 consecutive years

Tangible Equity to Tangible Assets 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 KEY 0.0616 0.0612 0.061 0.0612 0.0629 0.0625 0.0651 0.0629 0.0657 0.0669 0.0671 0.0673 0.0671 0.069 0.0694 0.0694 Peer Median S&P Regional & Diversified Bank Indices 0.068 0.0629 0.0664 0.068 0.0659 0.0656 0.0673 0.0655 0.0678

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)
Date: January 16, 2004	/s/ Lee Irving
By: Lee Irving Executive Vice President and Chief Accounting Officer